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                                                                    EXHIBIT 10.4

                                 SIXTH AMENDMENT
                               TO CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Agreement"), dated as of March 25, 2004, is by and among PRG-SCHULTZ USA, INC. (formerly The Profit Recovery Group USA, Inc.), a Georgia corporation (the "Borrower"), PRG-SCHULTZ INTERNATIONAL, INC. (formerly The Profit Recovery Group International, Inc.), a Georgia corporation (the "Parent"), each of the Domestic Subsidiaries of the Parent (together with the Parent, the "Guarantors"), the Lenders party thereto and BANK OF AMERICA, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the meanings provided in the Credit Agreement (as defined below)

                                   WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of December 31, 2001 (as amended or modified from time to time, the "Credit Agreement"); and

         WHEREAS, as part of a corporate reorganization, HS&A Acquisition-UK, Inc., a wholly owned Domestic Subsidiary of the Parent ("HS&A") plans to sell 100% of the Capital Stock of Tamebond Limited ("Tamebond") to Meridian Corp-oration Limited, a wholly owned Foreign Subsidiary of the Parent ("Meridian") for (i) cash consideration totaling approximately 12,700,000 Euros and (ii) shares of Capital Stock in Meridian in an amount to be determined. Meridian intends to borrow up to 12,700,000 Euros from Meridian VAT Processing (International) Limited, a wholly owned Subsidiary of Meridian ("Meridian International") to fund the cash portion of the acquisition of the Tamebond stock. As collateral for such loan, Meridian plans to pledge the Capital Stock of Tamebond to Meridian International. The transactions described above may be referred to collectively herein as the "Transaction"; and

         WHEREAS, the Borrower has requested and the Lenders have agreed to amend certain terms of the Credit Agreement to permit the Transaction as set forth below;

         NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the parties hereby agree as follows:

         1.       Amended Definitions.

                  (a) Clause (xii) in the definition of Permitted Investments is renumbered as clause (xiii) and a new clause (xii) is hereby added to the definition of Permitted Investments in the appropriate order and shall read as follows:

                  and (xii) Investment by Meridian International in Meridian in the form of the Meridian Loan.

                  (b) Clause (x) in the definition of Permitted Liens is renumbered as (xi) and a new clause (x) is hereby added at the end of the definition of Permitted Liens in the appropriate order and shall read as follows:

                  and (x) Lien in favor of Meridian International on the Capital Stock of Tamebond owned by Meridian which Lien secures the Meridian Loan and

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         2.       New Definitions. The following definitions are hereby added to
Section 1.1 of the Credit Agreement in the appropriate alphabetical order and shall read as follows

                  "HS&A" means HS&A Acquisition UK, Inc., a Texas corporation.

                  "Meridian Loan" means the loan by Meridian International to Meridian in an aggregate amount not to exceed approximately 12,700,000 Euros.

                  "Tamebond" means Tamebond Limited, a U.K. corporation.

         3. Amendment to Section 8.1. A new subclause (m) is hereby added at the end of Section 8.1 of the Credit Agreement and shall read as follows:

                  and (m) the Meridian Loan

         4. Amendment to Section 8.5. A new subclause (vii) is hereby added at the end of Section 8.5 of the Credit Agreement and shall read as follows:

                  and (vii) the sale by HS&A of 100% of the Capital Stock of Tamebond to Meridian for (a) approximately $16,000,000 in cash and (b) shares of Capital Stock in Meridian in an amount to be determined; provided that (i) the Dollar equivalent of the approximately 12,700,000 Euros in cash proceeds received by HS&A from such sale are immediately used to prepay the Loans in accordance with Section 3.3(b)(ii) and (ii) within 45 days of such sale, HS&A pledges and assigns to the Administrative Agent, for the benefit of the Lenders, 66% of such newly-issued Capital Stock of Meridian pursuant to a pledge agreement in a form acceptable to the Administrative Agent in its reasonable discretion and delivers such other documentation to the Administrative Agent as requested by the Administrative Agent in connection therewith, including without limitation, favorable opinions of counsel, all in form and substance reasonably satisfactory to the Administrative Agent.

         5. Amendment to Section 8.8. A new sentence is hereby added at the end of Section 8.8 of the Credit Agreement and shall read as follows:

         Notwithstanding the foregoing, HS&A is permitted to sell the Capital Stock of Tamebond to Meridian in accordance with the terms of Section 8.5(vii) and Meridian International is permitted to make the Meridian Loan.

         6. Meridian Pledge Agreement. The Lenders hereby acknowledge and agree (a) that the Administrative Agent and the Parent may make any amendments to the pledge agreement presently governing the pledge of 66% of the Capital Stock of Meridian to the Administrative Agent necessary to permit the issuance of shares of Capital Stock of Meridian to HS&A and (b) the Administrative Agent may release the Administrative Agent's security interest in the Capital Stock of Tamebond presently held by the Administrative Agent on the date of the consummation of the Transaction.

         7. Revolving Committed Amount. Notwithstanding any provisions hereof and any other provision in the Credit Agreement to the contrary, the Lenders hereby agree that the Revolving Committed Amount shall not be reduced by the amount of the prepayment required to be made by the Borrower pursuant to
Section 8.5(vii).

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         8.       Conditions Precedent. This Agreement shall become effective immediately upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders, in form and substance satisfactory to the Administrative Agent.

         9.       Miscellaneous.

                  (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Agreement. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) The Credit Parties acknowledge and confirm (i) that the Administrative Agent, on behalf of the Lenders, has a valid and enforceable first priority security interest in the Collateral, (ii) that the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (iii) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (iv) by entering into this Agreement, the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

                  (c) The Credit Parties represent and warrant to the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

                  (d) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  (e) This Agreement shall be governed by and construed in accordance with, the laws of the State of Georgia.

                  (f) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (g) The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Collateral Documents and agree that this Agreement shall in no manner adversely affect or impair such liens and security interests.

                  (h) Each Credit Party hereby represents and warrants as follows:

                           (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

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                           (ii)     This Agreement has been duly executed and
                  delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Agreement.

                  (i) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Agreement, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

                  (j) This Agreement together with the other Credit Documents represent the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written if any, relating to the Credit Documents or the transactions contemplated herein and therein.

                  [remainder of page intentionally left blank]

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         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written:

BORROWER:                  PRG-SCHULTZ USA, INC. (formerly The Profit Recovery
                           Group USA, Inc.), a Georgia corporation

                           By: /s/ James E. Moylan, Jr.
                                ---------------------------------
                           Name: James E. Moylan, Jr.
                           Title: Executive Vice President - Finance,
                                  Chief Financial Officer and Treasurer

GUARANTORS:                PRG-SCHULTZ INTERNATIONAL, INC. (formerly The Profit
                           Recovery Group International, Inc.), a Georgia corporation

                           By: /s/ James E. Moylan, Jr.
                                ---------------------------------
                           Name: James E. Moylan, Jr.
                           Title: Executive Vice President - Finance,
                                  Chief Financial Officer and Treasurer

                           PRGFS, INC.,
                           PRGLS, INC.,
                           each a Delaware corporation

                           By: /s/ James E. Moylan, Jr.
                                ---------------------------------
                           Name: James E. Moylan, Jr.
                           Title: Executive Vice President - Finance

                           PRGRS, INC., a Delaware corporation

                           By: /s/ Mark L. Henry
                                ---------------------------------
                           Name:  Mark L. Henry
                           Title: VP Assistant Secretary

                           PRG HOLDING CO. (FRANCE) NO. 1, LLC,
                           PRG HOLDING CO. (FRANCE) NO. 2, LLC,
                           each a Delaware limited liability company

                           By: /s/ James E. Moylan, Jr.
                                ---------------------------------
                           Name: James E. Moylan, Jr.
                           Title: Executive Vice President - Finance,
                                  Chief Financial Officer and Treasurer

                                                           PRG-SCHULTZ USA, INC.
                                                                 SIXTH AMENDMENT
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GUARANTORS:         THE PROFIT RECOVERY GROUP ASIA, INC.,
                    PRG-SCHULTZ CANADA, INC. (Formerly The Profit Recovery
                      Group Canada, Inc.),
                    THE PROFIT RECOVERY GROUP NEW ZEALAND, INC.,
                    THE PROFIT RECOVERY GROUP NETHERLANDS, INC.,
                    THE PROFIT RECOVERY GROUP MEXICO, INC.,
                    PRG-SCHULTZ FRANCE, INC. (formerly The Profit Recovery
                      Group France, Inc.)
                    PRG-SCHULTZ AUSTRALIA, INC. (formerly The Profit Recovery
                      Group Australia, Inc.),
                    PRG-SCHULTZ BELGIUM, INC. (formerly The Profit Recovery
                      Group Belgium, Inc.)
                    THE PROFIT RECOVERY GROUP GERMANY, INC.,
                    PRG INTERNATIONAL, INC.,
                    THE PROFIT RECOVERY GROUP SWITZERLAND), INC.,
                    THE PROFIT RECOVERY GROUP SOUTH AFRICA, INC.,
                    THE PROFIT RECOVERY GROUP SPAIN. INC.,
                    THE PROFIT RECOVERY GROUP ITALY, INC.,
                    PRG-SCHULTZ NORWAY, INC.
                    THE PROFIT RECOVERY GROUP PORTUGAL, INC.,
                    PRG-SCHULTZ JAPAN, INC. (formerly Payment Technologies,
                      Inc.)
                    THE PROFIT RECOVERY GROUP COSTA RICA, INC.,
                    PRG-SCHULTZ PUERTO RICO, INC. (formerly PRG. INC.,)
                    PRG USA, INC.,
                    each a Georgia corporation

                    By: /s/ James E. Moylan, Jr.
                         ---------------------------------
                    Name: James E. Moylan, Jr.
                    Title: Executive Vice President - Finance,
                           Chief Financial Officer and Treasurer

                     HS&A ACQUISITION - UK, INC.,
                     a Texas corporation

                    By: /s/ James E. Moylan, Jr.
                         ---------------------------------
                    Name: James E. Moylan, Jr.
                    Title: Executive Vice President - Finance,
                           Chief Financial Officer and Treasurer

                                                           PRG-SCHULTZ USA, INC.
                                                                 SIXTH AMENDMENT
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ADMINISTRATIVE AGENT:          BANK OF AMERICA, N.A.

                               By: /s/ Michael Brashler
                                   --------------------------------------
                               Name:   Michael Brashler
                               Title:  Vice President

LENDERS:                       BANK OF AMERICA, N.A.

                               By: /s/ Nancy S. Goldman
                                   --------------------------------------
                               Name:  Nancy S. Goldman
                               Title: Senior Vice President

                               LASALLE BANK, NATIONAL ASSOCIATION

                               By: /s/ Sara A. Huizinga
                                   --------------------------------------
                               Name:  Sara A. Huizinga
                               Title: Assistant Vice President

                               WACHOVIA BANK, NATIONAL ASSOCIATION
                               (formerly known as Wachovia Bank, N.A.)

                               By: /s/ J. Michael Wilson
                                   --------------------------------------
                               Name:  J. Michael Wilson
                               Title: Senior Vice President